UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 13, 2014

CORE LABORATORIES N.V.
(Exact name of registrant as specified in its charter)
001-14273
(Commission File Number)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Strawinskylaan 913
Tower A, Level 9
1077 XX Amsterdam
The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (31-20) 420-3191

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Core Laboratories N.V. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 13, 2014 in Amsterdam, The Netherlands. At the Annual Meeting, the Company's shareholders were requested: (1) to re-elect David M. Demshur, Michael C. Kearney and Jan Willem Sodderland as three Class I Supervisory Directors to serve on the Company's Board of Supervisory Directors for a term of office expiring at the Company's 2017 Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified, (2) to ratify the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as our Company's independent registered public accountants for the year ending December 31, 2014, (3) to approve, on an advisory basis, the compensation philosophy, policies and procedures described in the CD&A, and the compensation of Core Laboratories N.V.'s named executive officers as disclosed pursuant to the SEC's compensation disclosure rules, including the compensation tables, (4) to confirm and adopt our Dutch Statutory Annual Accounts in the English language for the fiscal year ended December 31, 2013, (5) to approve and resolve the cancellation of our repurchased shares held at 12:01 a.m. CET on May 13, 2014, (6) to approve and resolve the extension of the existing authority to repurchase up to 10% of our issued share capital from time to time for an 18-month period, until November 13, 2015, and such repurchased shares may be used for any legal purpose, (7) to approve and resolve the extension of the authority to issue shares and/or to grant rights (including options to purchase) with respect to our common and preference shares up to a maximum of 10% of outstanding shares per annum until November 13, 2015, (8) to approve and resolve the extension of the authority to limit or exclude the preemptive rights of the holders of our common shares and/or preference shares up to a maximum of 10% of outstanding shares per annum until November 13, 2015, (9) to approve and resolve the amendment and restatement of the Core Laboratories N.V. 2006 Nonemployee Director Stock Incentive Plan (the "Director Plan"), the principal purpose of which is to extend the term of the Director Plan through May 12, 2024, and (10) to approve and resolve the amendment and restatement of the Core Laboratories N.V. 2007 Long-Term Incentive Plan (the "LTIP"), the principal purposes of which are to increase the number of shares authorized for issuance thereunder, to extend the term of the LTIP through May 12, 2024 and to seek approval of the LTIP for purposes of Section 162(m) of the Internal Revenue Code of 1986. Each of these items is more fully described in the Company's Proxy Statement filed on March 19, 2014 and the Supplement to the Proxy Statement filed on April 25, 2014.
Given that more than 50% of the issued share capital was present and represented at the meeting, each item could be approved by the affirmative vote of a majority of votes cast. The certified results of the matters voted upon at the Annual Meeting are as follows:
Proposal No. 1 - Election of Class I Directors: The election of each Class I supervisory director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes

David M. Demshur	36,245,436	2,666,389	2,754,973
Michael C. Kearney	38,509,228	402,597	2,754,973
Jan Willem Sodderland	38,552,347	359,478	2,754,973

Proposal No. 2 - Ratification of the Selection of PricewaterhouseCoopers: The ratification of the selection of PricewaterhouseCoopers as the Company's independent registered public accountants for the year ending December 31, 2014 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

39,782,370	1,823,591	60,837	—

Proposal No. 3 - Approve the Compensation of the Company's Executive Officers: The approval of the compensation of the Company's executive officers was approved as follows:

For	Against	Abstentions	Broker Non-Votes

34,475,802	4,317,981	118,042	2,754,973

Proposal No. 4 - Confirm and Adopt the Dutch Statutory Annual Accounts: The confirmation and adoption of the Company's Dutch Statutory Annual Accounts in the English language for the fiscal year ended December 31, 2013 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

34,057,753	138,922	4,715,150	2,754,973

Proposal No. 5 - Approve and Resolve the Cancellation of Repurchased Shares: The approval of the cancellation of the Company's repurchased shares held by the Company in its name at 12:01 a.m. CET on May 13, 2014, which amounts to 1,150,000 shares, was approved as follows:

For	Against	Abstentions	Broker Non-Votes

38,861,626	9,360	40,839	2,754,973

Proposal No. 6 - Approve Extension - Repurchase up to 10% of Issued Share Capital: The approval of the extension of the existing authority to repurchase up to 10% of the Company's issued share capital from time to time until November 13, 2015 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

38,490,810	23,478	397,537	2,754,973

Proposal No. 7 - Approve Extension to Issue Shares and/or Grant Rights: The approval of the extension of the authority to issue shares and/or to grant rights (including options to purchase) with respect to the Company's common and preference shares up to a maximum of 10% of outstanding shares per annum until November 13, 2015 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

38,269,117	607,932	34,776	2,754,973

Proposal No. 8 - Approve Extension to Limit or Exclude Preemptive Rights: The approval of the extension of the authority to limit or exclude the preemptive rights of the holders of the Company's common shares and/or preference shares up to a maximum of 10% of outstanding shares per annum until November 13, 2015 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

36,753,595	2,120,271	37,959	2,754,973

Proposal No. 9 - Approve the Core Laboratories N.V. 2014 Nonemployee Director Stock Incentive Plan: The approval of the amendment and restatement of the Core Laboratories N.V. 2006 Nonemployee Director Stock Incentive Plan ("the 2014 Director Plan"), the principal purpose of which is to extend the term of the 2014 Director Plan through May 12, 2024, was approved as follows:

For	Against	Abstentions	Broker Non-Votes

35,901,603	2,971,319	38,903	2,754,973

Proposal No. 10 - Approve the Core Laboratories N.V. 2014 Long-Term Incentive Plan: The approval of the amendment and restatement of the Core Laboratories N.V. 2007 Long-Term Incentive Plan (the "2014 LTIP"), the principal purposes of which are to increase the number of shares authorized for issuance thereunder by an additional 1,100,000 shares (in accordance with and as further explained in the Supplement to the Proxy Statement), to extend the term of the LTIP through May 12, 2024 and to seek approval of the LTIP for purposes of Section 162(m) of the Internal Revenue Code of 1986 was approved as follows:

For	Against	Abstentions	Broker Non-Votes

28,424,222	10,449,053	38,550	2,754,973

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.

Dated: May 19, 2014	By	/s/ Richard L. Bergmark
Richard L. Bergmark
Chief Financial Officer